UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2017

Kratos Defense & Security Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34460	13-3818604
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

4820 Eastgate Mall, Suite 200, San Diego, CA  92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 812-7300

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Underwriting Agreement

On March 2, 2017, Kratos Defense & Security Solutions, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Canaccord Genuity Inc. and B. Riley & Co., LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the sale and issuance by the Company of shares of the Company’s common stock to the Underwriters in a firm commitment underwritten public offering. Subject to the terms and conditions contained in the Underwriting Agreement, the Underwriters have agreed to purchase, and the Company has agreed to sell, an aggregate of 10,350,000 shares of the Company’s common stock at the public offering price, less certain underwriting discounts and commissions (the “Offering”). The Company has also agreed to reimburse the Underwriters for certain of their out-of-pocket expenses. The Underwriters propose to offer the Company’s common stock directly to the public at the offering price of $7.25 per share.

The shares of the Company’s common stock are being offered and sold pursuant to a base prospectus, dated September 17, 2014, and a prospectus supplement, dated March 2, 2017 (the “Prospectus Supplement”), pursuant to the Company’s registration statement on Form S-3 (File No. 333-198266), which was declared effective by the Securities and Exchange Commission (“SEC”) on September 17, 2014.

Subject to the terms and conditions of the Underwriting Agreement, the Underwriters are committed to purchase and pay for all shares of the Company’s common stock offered by the Prospectus Supplement, if any such shares are taken. However, the Underwriters are not obligated to take or pay for the shares of the Company’s common stock covered by the Underwriters’ over-allotment option described below, unless and until such option is exercised.

The Company has granted the Underwriters an option, exercisable no later than 30 calendar days after the date of the Underwriting Agreement, to purchase up to an aggregate of 1,552,500 additional shares of the Company’s common stock at the public offering price, less certain underwriting discounts and commissions. The Company will be obligated to sell these shares of common stock to the Underwriters to the extent the over-allotment option is exercised. The Underwriters may exercise this option only to cover over-allotments, if any, made in connection with the sale of the Company’s common stock offered by the Prospectus Supplement.

The Company intends to use the net proceeds from the Offering to reduce overall Company indebtedness in order to facilitate the Company’s long-term strategy and for general corporate purposes, including the funding of certain new growth opportunities in the Company’s Unmanned Systems and Satellite Communications, Technology and Training businesses.

The Underwriters and their affiliates have provided, and in the future may continue to provide, various financial advisory, cash management, investment banking, commercial banking and other financial services to the Company in the ordinary course of business for which they have received and will continue to receive customary compensation.

The foregoing description of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and the terms of which are incorporated herein by reference. The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement are solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

A copy of the opinion of Paul Hastings LLP relating to the legality of the issuance and sale of the Company’s common stock in the Offering is attached as Exhibit 5.1 hereto.

Additional Information and Where to Find It

No statement in this document or the attached exhibits is an offer to purchase or a solicitation of an offer to sell securities.  The Company has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC and will file a final prospectus supplement with the SEC. Before you invest in the Offering, you should read the Prospectus Supplement, including the registration statement (and accompanying base prospectus), and other documents the issuer has filed with the SEC for more complete information about the issuer and the Offering. Copies of the Prospectus Supplement and accompanying base prospectus may be obtained (when available), from Canaccord Genuity, Attention: Syndicate Department, 99 High Street, 12th Floor, Boston, Massachusetts 02110, by telephone at (617) 371-3900, or by email at prospectus@canaccordgenuity.com; or from B. Riley & Co., c/o The Compliance Department, 11100 Santa Monica Blvd., Suite 800, Los Angeles, California 90025, by telephone at (888) 295-0155, or by email at compliance@brileyco.com. Electronic copies of the Prospectus Supplement and accompanying base prospectus will also be available on the SEC’s website at www.sec.gov.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including, without limitation, the Underwriter’s exercise of the over-allotment option, the Company’s intended use of the net proceeds from the Offering and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Item 8.01    Other Events.

On March 2, 2017, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated March 2, 2017, by and among Kratos Defense & Security Solutions, Inc., Canaccord Genuity Inc. and B. Riley & Co., LLC.
5.1 23.1	Opinion of Paul Hastings LLP. Consent of Paul Hastings LLP (included in Exhibit 5.1).
99.1	Press release, dated March 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

	By:	/s/ Deanna H. Lund
Deanna H. Lund
Executive Vice President, Chief Financial Officer

Date: March 2, 2017